UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant [X]	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Inland Real Estate Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of person(s) filing Proxy Statement, if other than the Registrant)

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INLAND REAL ESTATE INCOME TRUST, INC.

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

Date:	June 4, 2015
Time:	10:00 a.m. central time
Place:	2901 Butterfield Road
Oak Brook, Illinois 60523

Inland Real Estate Income Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
(800) 826-8228

Notice of Annual Meeting of Stockholders
to be held
June 4, 2015

Dear Stockholder:

Our annual stockholders’ meeting will be held on June 4, 2015, at 10:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road in Oak Brook, Illinois 60523. At our annual meeting, we will ask you to consider and vote upon:

1.	A proposal to elect seven directors;
2.	A proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and
3.	Any other business that may be properly presented at the annual meeting.

If you were a stockholder of record at the close of business on March 31, 2015, you may vote in person at the annual meeting and any postponements or adjournments of the meeting. A list of these stockholders will be available at our offices before the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

By order of the Board of Directors,

Cathleen M. Hrtanek
Secretary

April 8, 2015

Table of Contents

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This proxy statement contains information related to the annual meeting of stockholders to be held June 4, 2015, beginning at 10:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523, and at any postponements or adjournments thereof. This proxy statement is being mailed to stockholders on or about April 13, 2015.

INFORMATION ABOUT THE ANNUAL MEETING

Information About Attending the Annual Meeting

The board of directors of Inland Real Estate Income Trust, Inc. (referred to herein as the “Company,” “we,” “our” or “us”), a Maryland corporation, is soliciting your vote for the 2015 annual meeting of stockholders. At the meeting, you will be asked to consider and vote upon:

1.	A proposal to elect seven directors;
2.	A proposal to ratify the selection of KPMG LLP (sometimes referred to herein as “KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and
3.	Any other business that may be properly presented at the annual meeting.

The board of directors recommends that you vote “FOR” each proposal. If you own shares of common stock in more than one account, such as individually and jointly with your spouse, you may receive more than one set of these materials. Please make sure to vote all of your shares. This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”). If you plan on attending the annual meeting of stockholders in person, please contact Ms. Roberta S. Matlin, our vice president, at (800) 826-8228, so that we can arrange for sufficient space to accommodate all attendees.

Information About Voting

Holders of our common stock at the close of business on March 31, 2015 (the “Record Date”) are entitled to receive this notice and to vote their shares at the annual meeting. As of the Record Date, there were 59,575,299.972 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the meeting.

Your vote is needed to ensure that the proposals can be acted upon. Your vote is very important, even if you own a small number of shares. Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We welcome your attendance at the meeting.

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You may vote in person or by granting us a proxy to vote on the proposals. You may authorize a proxy in any of the following ways:

•	by mail: sign, date and return the proxy card in the enclosed envelope;
•	via telephone: dial (800) 730-9034 and follow the instructions provided on the proxy card; or
•	via the Internet: go to www.proxyvoting.com/ireit and follow the instructions provided on the proxy card.

If you return your proxy card but do not indicate how your shares should be voted, they will be voted “FOR” each proposal in accordance with the board’s recommendation.

If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us, Attention: Ms. Roberta S. Matlin, vice president; (2) providing us with a later-dated proxy; or (3) attending the annual meeting in person and voting your shares. Merely attending the annual meeting, without further action, will not revoke your proxy.

Information Regarding Tabulation of the Vote

We have hired Morrow & Co., LLC (“Morrow”), 470 West Ave., Stamford, CT 06902, to solicit proxies on our behalf. In addition, Morrow will tabulate all votes cast at the annual meeting and will act as the inspector of election.

Quorum Requirement

The presence, in person or by proxy, of stockholders holding 50% or more of the shares of our common stock outstanding is necessary to constitute a “quorum.” There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then your shares will be considered present for purposes of establishing a quorum.

Information About Vote Necessary for Action to be Taken

Proposal No. 1. With regard to the election of directors, you may vote “FOR ALL” of the nominees, you may withhold your vote for all of the nominees by voting “WITHHOLD ALL,” or you may vote for all of the nominees except for certain nominee(s) by voting “FOR ALL” and striking a line through that nominee(s’) name(s) or number(s) on the proxy card. The affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting, assuming a quorum is present, is required to elect each nominee for director. Withheld votes will be counted for purposes of establishing a quorum, but will have the effect of a vote against each nominee for director for which authority is withheld. Broker non-votes (discussed below) will be counted for purposes of establishing a quorum, but will have the effect of a vote against each nominee for director.

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Proposal No. 2. With regard to the proposal relating to the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2015, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. A majority of the votes cast at the annual meeting, assuming a quorum is present, is required to ratify the selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2015. Abstentions will not be counted as votes cast; however, a properly executed proxy card marked “ABSTAIN” will be counted for purposes of establishing a quorum. Because brokers are entitled to vote on Proposal No. 2, we do not anticipate any broker non-votes with regard to Proposal No. 2.

Our board of directors (including all of the independent directors) unanimously approved each of the proposals and recommends that you vote “FOR” each of them.

Broker Non-Votes

A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a particular proposal because the broker does not have discretionary power with respect to that particular proposal and has not received instructions from the beneficial owner. We believe the election of directors is the only proposal for our stockholders’ consideration at the annual meeting on which brokers do not have discretionary voting power. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors at the annual meeting.

Costs of Proxies

We will bear all costs and expenses incurred in connection with soliciting proxies. Our directors and executive officers, as well as certain employees of our business manager, IREIT Business Manager & Advisor, Inc. (sometimes referred to herein as the “Business Manager”), also may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. These individuals will not receive any additional compensation for these activities, but may be reimbursed by us for their reasonable out-of-pocket expenses. In addition, we have hired Morrow to solicit proxies on our behalf. We will pay Morrow a fee of up to $2,500 plus a fee equal to $5.50 for each stockholder solicited by telephone and any out-of-pocket expenses for soliciting proxies.

Other Matters

We are not aware of any other matter to be presented at the annual meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.

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Important Notice Regarding the Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 4, 2015. This proxy statement, the proxy card and our annual report to stockholders for the year ended December 31, 2014 are available on our website at www.inlandincometrust.com. Additional copies of this proxy statement, our annual report to stockholders or our Annual Report on Form 10-K for the year ended December 31, 2014 will be furnished to you, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations. If requested by stockholders, we also will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2014 for a reasonable fee.

All of the reports, proxy materials and other information that we file with the SEC also can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies also can be obtained by mail from the Public Reference Room at prescribed rates. Please call the SEC at (800) SEC-0330 for further information on the operation of the Public Reference Room. In addition, the SEC maintains an Internet website (www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

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STOCK OWNERSHIP

Stock Owned by Certain Beneficial Owners and Management

Based on a review of filings with the SEC, the following table reflects the amount of common stock beneficially owned (unless otherwise indicated) by (1) persons that beneficially own more than 5% of the outstanding shares of our common stock; (2) our directors and each nominee for director; (3) our executive officers; and (4) our directors and executive officers as a group. All information is as of April 1, 2015.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
Daniel L. Goodwin, Director and Chairman of the Board (3)	263,982	*
Lee A. Daniels, Independent Director (4)	3,676	*
Stephen Davis, Independent Director (5)	2,100	*
Gwen Henry, Independent Director (6)	563	*
Bernard J. Michael, Independent Director	-	-
Mitchell A. Sabshon, Director and Chief Executive Officer (7)	10,487	*
JoAnn M. McGuinness, Director, President and Chief Operating Officer (8)	4,715	*
Catherine L. Lynch, Chief Financial Officer (9)	1,645	*
Roberta S. Matlin, Vice President (10)	932	*
David Z. Lichterman, Vice President, Treasurer and Chief Accounting Officer (11)	3,038	*
Cathleen M. Hrtanek, Secretary (12)	556	*
All Directors and Officers as a group (11 persons)	291,694	0.49%

* Less than 1%

(1)   The business address of each person listed in the table is c/o Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

(2)   All fractional ownership amounts have been rounded to the nearest whole number.

(3)   Mr. Goodwin shares voting and dispositive power with his wife over 13,889 shares. Mr. Goodwin’s beneficial ownership includes 250,093 shares directly owned by the Goodwin 2012 Descendants Trust pursuant to which his wife, Carol Goodwin, as trustee has sole voting and investment power over the shares.

(4)   Mr. Daniels has sole voting and investment power over all of the shares that he beneficially owns.

(5)   Mr. Davis has sole voting and investment power over all of the shares that he beneficially owns.

(6)   Ms. Henry shares voting and dispositive power with her husband over all of the shares that they own.

(7)   Mr. Sabshon shares voting and dispositive power with his wife over all of the shares that they own.

(8)   Ms. McGuinness has sole voting and investment power over all of the shares that she beneficially owns.

(9)   Ms. Lynch shares voting and dispositive power with her husband over all of the shares that they own.

(10) Ms. Matlin has sole voting and investment power over all of the shares that she beneficially owns.

(11) Mr. Lichterman has sole voting and investment power over all of the shares that he beneficially owns.

(12) Ms. Hrtanek has sole voting and investment power over all of the shares that she beneficially owns.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the SEC. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all forms they file. Based solely on a review of the copies of these forms furnished to us during, and with respect to, the fiscal year ended December 31, 2014, or written representations that no additional forms were required, we believe that all of our officers and directors and persons that beneficially owned more than 10% of the outstanding shares of our common stock complied with these filing requirements during the fiscal year ended December 31, 2014.

Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, nominee for election as a director or associate of any director, executive officer or nominee has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the annual meeting.

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CORPORATE GOVERNANCE PRINCIPLES

Independence

Our business is managed under the direction and oversight of our board. The members of our board are Lee A. Daniels, Stephen Davis, Daniel L. Goodwin, Gwen Henry, JoAnn M. McGuinness, Bernard J. Michael and Mitchell A. Sabshon. As required by our charter, a majority of our directors must be “independent.” As defined by our charter, an “independent director” is a director who is not, and within the last two years has not been, directly or indirectly associated with our sponsor, Inland Real Estate Investment Corporation, or “IREIC” (the “Sponsor”), or the Business Manager by virtue of (1) an ownership of an interest in the Sponsor, Business Manager or any of their affiliates, (2) employment by the Sponsor, Business Manager or any of their affiliates, (3) service as an officer or director of the Sponsor, Business Manager or any of their affiliates, (4) performance of services, other than as a director, for the Company, (5) service as a director or trustee of more than three REITs sponsored by the Sponsor or managed by the Business Manager, or (6) a material business or professional relationship with the Sponsor, Business Manager or any of their affiliates. For purposes of this definition, an indirect affiliation shall include circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law have any of the relationships identified in the immediately preceding sentence of this definition with the Company, the Sponsor, the Business Manager or any of their affiliates during the applicable two year period. For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the prospective independent director from the Company, the Sponsor, the Business Manager and their affiliates shall be deemed material per se if it exceeds five percent (5.0%) of the prospective independent director’s: (i) annual gross revenue, derived from all sources, during either of the prior two years; or (ii) net worth, on a fair market value basis during the prior two years.

Although our shares are not listed for trading on any national securities exchange and therefore our board of directors is not subject to the independence requirements of the New York Stock Exchange (“NYSE”) or any other national securities exchange, our board has evaluated whether our directors are “independent” as defined by the NYSE. The NYSE standards provide that to qualify as an independent director, among other things, the board of directors must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).

After reviewing all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our management and our independent registered public accounting firm, and considering each director’s direct and indirect association with IREIC, our Business Manager or any of their affiliates, the board has determined that Messrs. Daniels, Davis and Michael and Ms. Henry qualify as independent directors.

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Board Leadership Structure and Risk Oversight

We have separated the roles of the president and chairman of the board in recognition of the differences between the two roles. Ms. McGuinness, in her role as both our president and chief operating officer and the president and chief operating officer of our Business Manager, is responsible for setting the strategic direction for the Company and for providing the day to day leadership of the Company. Mr. Goodwin, as chairman of the board, organizes the work of the board and ensures that the board has access to sufficient information to carry out its functions. Mr. Goodwin presides over meetings of the board of directors and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors.

Although we do not have a lead independent director, our board believes that it is able to effectively provide independent oversight of our business and affairs, including risks facing the Company, without a lead independent director through the composition of our board of directors, the strong leadership of the independent directors and the independent committees of our board. Our full board of directors, including our independent directors, is responsible for approving all transactions, and each transaction between us and our Business Manager or its affiliates must be approved by the affirmative vote of a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction. In addition, each board member is kept apprised of our business and developments impacting our business and has complete and open access to the members of our management team, our Business Manager and our real estate managers, Inland National Real Estate Services, LLC and Inland National Real Estate Services II, LLC (collectively, our “Real Estate Managers”).

Our board is actively involved in overseeing risk management for the Company. Our board of directors oversees risk through: (1) its review and discussion of regular periodic reports to the board of directors and its committees, including management reports and studies on existing market conditions, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business; (2) the required approval by the board of directors of all transactions, including, among others, acquisitions and dispositions of properties, financings and our agreements with our Business Manager, our Real Estate Managers and the ancillary service providers; (3) the oversight of our business by the audit committee; and (4) its review and discussion of regular periodic reports from our independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes and our internal control over financial reporting.

Communicating with Directors

Stockholders wishing to communicate with our board and the individual directors may send communications by letter, e-mail or telephone, in care of our corporate secretary, who will review and forward all correspondence to the appropriate person or persons for a response.

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Our non-retaliation policy, also known as our “whistleblower” policy, prohibits us from retaliating or taking any adverse action against our employees, or the employees of our Business Manager or its affiliates, for raising a concern, including concerns about accounting, internal controls or auditing matters. Employees preferring to raise their concerns in a confidential or anonymous manner may do so by contacting our compliance officer at (630) 218-8000. A complete copy of our non-retaliation policy may be found on our website at www.inlandincometrust.com under the “Corporate Information – Governance Documents” tab.

Committees of our Board of Directors

Audit Committee. Our board has formed a separately-designated standing audit committee, comprised of Ms. Henry and Messrs. Daniels and Davis, each of whom is an independent director. Ms. Henry serves as the chairman of this committee, and our board has determined that Ms. Henry qualifies as an “audit committee financial expert” as defined by the SEC. The audit committee assists the board in fulfilling its oversight responsibility relating to, among other things: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of our independent registered public accounting firm; (4) the adequacy of our internal controls; and (5) the performance of our independent registered public accounting firm. The report of the committee is included in this proxy statement.

Our board has adopted a written charter under which the audit committee operates. A copy of the charter is available on our website at www.inlandincometrust.com under the “Corporate Information – Governance Documents” tab.

Nominating and Corporate Governance Committee. Our board has formed a nominating and corporate governance committee consisting of three of our independent directors, Ms. Henry and Messrs. Daniels and Davis. Mr. Daniels serves as the chairman of this committee. The nominating and corporate governance committee is responsible for, among other things: (1) identifying individuals qualified to serve on the board and recommending that the board select a slate of director nominees for election by the stockholders at the annual meeting; (2) developing and recommending to the board a set of corporate governance policies and principles and periodically reevaluating such policies and principles for the purpose of suggesting amendments to them if appropriate; and (3) overseeing an annual evaluation of the board. The nominating and corporate governance committee is also responsible for considering director nominees submitted by stockholders.

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The committee considers all qualified candidates identified by members of the committee, by other members of the board of directors, by the Business Manager and by stockholders. In recommending candidates for director positions, the committee takes into account many factors and evaluates each director candidate in light of, among other things, the candidate’s knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to devote an appropriate amount of effort to board duties. The committee also focuses on persons actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director, other than the independent directors, must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully evaluate the type of assets we acquire. The committee also considers diversity in its broadest sense, including persons diverse in geography, gender and ethnicity as well as representing diverse experiences, skills and backgrounds. The committee evaluates each individual candidate by considering all of these factors as a whole, favoring active deliberation rather than the use of rigid formulas to assign relative weights to these factors.

Our board has adopted a written charter under which the nominating and corporate governance committee operates. A copy of the charter is available on our website at www.inlandincometrust.com under the “Corporate Information – Governance Documents” tab.

Other Committees. Our board does not have a compensation committee or charter that governs the compensation process. Instead, the full board of directors performs the functions of a compensation committee, including reviewing and approving all forms of compensation for our independent directors. In addition, our independent directors determine, at least annually, that the compensation that we contract to pay to our Business Manager is reasonable in relation to the nature and quality of services performed or to be performed, and is within the limits prescribed by our charter and applicable law. Our board does not believe that it requires a separate compensation committee at this time because we do not separately compensate our executive officers for their service as officers, nor do we reimburse either our Business Manager or our Real Estate Managers for any compensation paid to their employees who also serve as our executive officers, other than through the general fees we pay to our Business Manager or our Real Estate Managers under the business management agreement and real estate management agreements, respectively.

Code of Ethics

Our board has adopted a code of ethics applicable to our directors, officers and employees which is available on our website at www.inlandincometrust.com. In addition, printed copies of the code of ethics are available to any stockholder, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board has nominated the seven individuals set forth below to serve as directors. Messrs. Daniels, Davis and Michael and Ms. Henry have been nominated to serve as independent directors. Messrs. Goodwin and Sabshon and Ms. McGuinness also have been nominated to serve as directors. The board nominated these seven individuals to serve as members of the board on April 7, 2015.

If you return a proxy card but do not indicate how your shares should be voted, they will be voted “FOR” each of the nominees. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders.

The following sets forth each nominee’s principal occupation and business, as well as the specific experience, qualifications, attributes and skills that led to the conclusion by the board that the nominee should serve as a director of the Company. All ages are stated as of January 1, 2015. As used herein, “Inland” refers to some or all of the entities that are a part of The Inland Real Estate Group of Companies, Inc., which is comprised of a group of independent legal entities, some of which share ownership or have been sponsored and managed by IREIC or its subsidiaries.

Lee A. Daniels, 72. Independent director since February 2012. Mr. Daniels brings to the board a depth of knowledge and experience regarding government and community relations, based on his more than forty-five years of legal practice and government experience. Mr. Daniels founded Lee Daniels & Associates, LLC, a consulting firm for government and community relations, in February 2007. From 2007 to 2012 Mr. Daniels was a principal in a commercial real estate firm. From 1992 to 2006, Mr. Daniels was an equity partner at the Chicago law firm of Bell Boyd & Lloyd, and previously had been an equity partner at Katten Muchin & Zavis from 1982 to 1991 and Daniels & Faris from 1967 to 1982. From 1971 to 1974, Mr. Daniels served as Special Assistant Attorney General for the State of Illinois. Mr. Daniels served as a member of the Illinois House of Representatives from 1975 to 2007, and was Speaker of the Illinois House of Representatives from 1995 to 1997 and the Republican Leader from 1983 to 2003.

Mr. Daniels currently serves on the Board of Trustees of Kite Realty Group Trust (since July 2014) and the Board of Directors of Haymarket Center in Chicago (since June 2010). Mr. Daniels previously served on the Board of Governors (1990-2013) and Healthcare Board of Trustees for Elmhurst Memorial Hospital (1981-2014) and as a director of Suburban Bank of Elmhurst (1994-1996) and Elmhurst Federal Savings and Loan Association (1991-1994). Mr. Daniels served as a director of Inland Diversified Real Estate Trust, Inc. (“Inland Diversified”) from August 2008 to July 2014. Mr. Daniels received his bachelor degree from University of Iowa in Iowa City and received his law degree from The John Marshall Law School in Chicago, Illinois. Mr. Daniels serves as a Distinguished Fellow in the Political Science Department and Special Assistant to the President for Government and Community Relations at Elmhurst College.

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Stephen Davis, 57. Independent director since February 2012. Mr. Davis has over twenty years of experience in real estate development. Mr. Davis has been the president of The Will Group, Inc., a construction company, since founding the company in 1986. In his position with The Will Group, Mr. Davis was instrumental in the construction of Kennedy King College campus, located in Chicago, Illinois, and the coordination of the "Plan For Transformation" for Altgeld Gardens, a public housing development located in Chicago, Illinois. Since October 2003, Mr. Davis has also overseen property management operations for several properties owned by a family-owned real estate trust.

Since November 2005, Mr. Davis has served as a director of the Wheaton Bank & Trust, where he is a member of the loan committee, which is responsible for reviewing and analyzing residential and commercial loan portfolios, developer credentials and viability, home builders and commercial and industrial loans. Since March 2004, Mr. Davis also has served as a director and the commissioner of aviation for the DuPage County Airport Authority, in DuPage County, Illinois, which oversees management of the DuPage County Airport, Prairie Landing Golf Course and the 500-acre DuPage County Business Park. Mr. Davis obtained his bachelor degree from University of Tennessee, located in Knoxville.

Daniel L. Goodwin, 71. Director and the chairman of our board since July 2012. He was the founder of the Inland real estate organization in May 1968 and is currently the controlling stockholder, chairman of the board and chief executive officer of The Inland Group, Inc., a holding company that was formed in July 1982. Mr. Goodwin also serves as a director or officer of entities wholly owned or controlled by The Inland Group. In addition, Mr. Goodwin has served as the chairman of the board and chief executive officer of Inland Mortgage Investment Corporation since March 1990 and chairman and chief executive officer of Inland Bancorp, Inc., a bank holding company, since January 2001. Mr. Goodwin also has served as a director of Inland Real Estate Corporation (“IRC”), a publicly traded real estate investment trust, since 2001, and served as its chairman of the board from 2004 to April 2008. Mr. Goodwin has served as a director and the chairman of the board of Inland Residential Properties Trust, Inc. (“IRPT”) since December 2013 and as a director and the chairman of the board of the IRPT business manager since December 2013.

Housing. Mr. Goodwin is a member of the National Association of Realtors, the Illinois Association of Realtors, the Northern Illinois Commercial Association of Realtors, and was inducted into the Hall of Fame of the Chicago Association of Realtors in 2005. He is also the author of a nationally recognized real estate reference book for the management of residential properties. Mr. Goodwin served on the Board of the Illinois State Affordable Housing Trust Fund. He served as an advisor for the Office of Housing Coordination Services of the State of Illinois, and as a member of the Seniors Housing Committee of the National Multi-Housing Council. He has served as Chairman of the DuPage County Affordable Housing Task Force. Mr. Goodwin also founded New Directions Affordable Housing Corporation, a not for profit entity.

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Education. Mr. Goodwin obtained his bachelor degree from Northeastern Illinois University, in Chicago, and his master’s degree from Northern Illinois University, in DeKalb. Following graduation, he taught for five years in the Chicago Public Schools. Over the past twenty years, Mr. Goodwin served as a member of the Board of Governors of Illinois State Colleges and Universities, vice chairman of the Board of Trustees of Benedictine University, vice chairman of the Board of Trustees of Springfield College, and chairman of the Board of Trustees of Northeastern Illinois University.

Gwen Henry, 74. Independent director since February 2012. Ms. Henry currently serves as the treasurer of DuPage County, Illinois, a position she has held since December 2006. In this position, Ms. Henry is responsible for the custody and distribution of DuPage County funds. In addition, since April 1981, Ms. Henry has been a partner in Dugan & Lopatka, a regional accounting firm based in Wheaton, Illinois, and a member of the firm’s controllership and consulting services practice, where she specializes in financial consulting and tax and business planning for privately-held companies. Since January 2012, Ms. Henry also has served as the president of the Illinois Municipal Retirement Fund, a $34.2 billion fund, of which $1.2 billion is allocated to real estate investments. Prior to her appointment as president of this fund, she served as the chair of the audit committee and a member of the investment committee.

Ms. Henry previously served as DuPage County Forest Preserve Commissioner (from December 2002 to November 2006) and as chair to the special committee responsible for the DuPage County Budget (from December 2002 to November 2004), and was a member of the DuPage County Finance Committee (from November 1996 to November 2002). Ms. Henry also has held a number of board and chair positions for organizations such as the Marianjoy Rehabilitation Hospital (as treasurer from June 2002 to May 2008), the Central DuPage Health System (as chairperson of the board from October 1995 to September 1999), and the Central DuPage Hospital Foundation (as director from October 2002 to the present). She was elected Mayor of the City of Wheaton, Illinois from March 1990 to December 2002.

Ms. Henry received her bachelor degree from the University of Kansas, located in Lawrence. She is a certified public accountant, a designated certified public funds investment manager and a certified public finance administrator.

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JoAnn M. McGuinness, 40. Director and our president and chief operating officer since August 2011. Ms. McGuinness also serves as president and chief operating officer for our Business Manager. She is the chief executive officer of Inland Investment Real Estate Services, which is responsible for all asset management, property management, leasing, marketing and operations for all of Inland’s real estate assets and funds. Ms. McGuinness has also been a director of The Inland Group since August 2012. She has served as the chief operating officer of IRPT and the IRPT business manager since October 2014 and as chief executive officer of the IRPT real estate manager since April 2014. Ms. McGuinness served as the president and chief executive officer of the entities owning the Real Estate Manager for Inland Diversified from November 2009 through July 2014, and served as a director of those entities from September 2008 through July 2014. She also served as senior vice president of the entities owning the Real Estate Manager for Inland American Real Estate Trust, Inc. (“Inland American”) from February 2007 to November 2009, and as president of real estate management for the portfolio of Inland Retail Real Estate Trust, Inc. (“IRRETI”) from December 2001 to February 2007. She was responsible for the management, leasing, marketing and operations of Inland Diversified’s properties and also oversaw the department that performs due diligence, including financial modeling, property inspection, capital projections and all other processes involved with purchasing an asset, for Inland. She played a key role in the sale of IRRETI to Developers Diversified Realty Corporation in 2007 and also had significant involvement in another successful liquidity event with Inland Diversified and Kite Realty Group Trust in 2014. Ms. McGuinness joined Inland in 1992, in the multifamily/residential management division of Mid-America Management and began overseeing the management of retail, office and industrial properties in 1995. She has experience with residential, student housing, hotels, retail, office and industrial properties. Ms. McGuinness is the wife of Thomas P. McGuinness. Mr. McGuinness is currently the president of Inland American.

Ms. McGuinness was the 2008 Dean of Open Air Centers for the University of Shopping Centers at the Wharton Business School and holds SCSM, SCLS, SCMD and CDP accreditations with the International Council of Shopping Centers, or ICSC. She is one of only ten people in all of ICSC to hold all four of their designations. She is the 2009 winner of the Crystal Apple award from the Illinois Real Estate Journal honoring women in real estate and is a graduate of Elmhurst College in Elmhurst, Illinois.

Bernard J. Michael, 55. Independent director since September 2014. Mr. Michael is a managing partner and founding member of AWH Partners, LLC, a privately held real estate investment, development and management firm formed by alumni of The Blackstone Group and The Related Companies. Since 2010, AWH has completed in excess of $400 million of hotel investments, and are managing or have completed hotel redevelopment projects totaling more than $100 million. In early 2012, AWH acquired Lane Hospitality, which it rebranded as Spire Hospitality, a top-tier national hospitality platform formed in 1980.

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Mr. Michael has over 25 years of experience as a real estate attorney working on sophisticated real estate transactions across all asset classes for some of the world's largest property owners, developers and lenders. Prior to founding AWH Partners, Mr. Michael was the founder and senior partner of Michael, Levitt & Rubenstein, LLC, a law firm focusing on real estate sales, acquisitions, development, leasing and financing. Mr. Michael and his team worked on some of the largest transactions in New York City, including the development of Time Warner Center and the Hudson Yards projects for The Related Companies. In addition, Mr. Michael and his firm represented developers on major multi-family, retail, office and hospitality projects in China, Saudi Arabia, and in most major cities across the United States.

Prior to forming Michael Levitt, Mr. Michael was a partner in the Real Estate Group at Proskauer Rose, LLP. Prior to that Mr. Michael was an attorney at Weil, Gotschal & Manges and Shea & Gould. Mr. Michael is a graduate of Brown University and New York University School of Law.

Mitchell A. Sabshon, 62. Director since September 2014 and our chief executive officer since April 2014. Mr. Sabshon has also served as a director of our Business Manager since November 2013. Mr. Sabshon is also currently the chief executive officer, president and a director of IREIC, positions he has held since August 2013. He is a director and the president and chief executive officer of IRPT and the IRPT business manager, positions he has held since December 2013. Mr. Sabshon has also served as a director of Inland Private Capital Corporation (“IPCC”) since September 2013 and a director of Inland Securities Corporation (“Inland Securities”) since January 2014. Prior to joining IREIC in August 2013, Mr. Sabshon served as executive vice president and chief operating officer of Cole Real Estate Investments, Inc. from November 2010 to June 2013. In this role, he was responsible for finance, asset management, property management, leasing and high yield portfolio management. He also worked on a broad range of initiatives across the Cole Real Estate Investments organization, including issues pertaining to corporate and portfolio strategy, product development and systems. Prior to joining Cole Real Estate Investments in November 2010, Mr. Sabshon served as managing partner and chief investment officer of EndPoint Financial LLC, an advisory firm providing acquisition and finance advisory services to equity investors, from 2008 to 2010. Mr. Sabshon was a licensed person with The OBEX Group from April 2009 through November 2009. Mr. Sabshon served as chief investment officer and executive vice president of GFI Capital Resources Group, Inc., a national owner-operator of multifamily properties, from 2007 to 2008. Prior to joining GFI, Mr. Sabshon served with Goldman Sachs & Company from 2004 to 2007 and from 1997 to 2002 in several key strategic roles, including president and chief executive officer of Goldman Sachs Commercial Mortgage Capital and head of the Insurance Client Development Group. From 2002 to 2004, Mr. Sabshon was executive director of the U.S. Institutional Sales Group at Morgan Stanley. Mr. Sabshon held various positions at Lehman Brothers Inc. from 1991 to 1997, including as senior vice president in the Real Estate Investment Banking Group. Prior to joining Lehman Brothers, Mr. Sabshon was an attorney in the Corporate Finance and Real Estate Structured Finance groups of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Sabshon received his J.D. from Hofstra University School of Law and a B.A. from George Washington University.

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RECOMMENDATION OF THE BOARD: The board recommends that you vote “FOR” the election of all seven nominees.

Independent Director Compensation

We pay our independent directors an annual fee of $20,000 plus $1,000 for each in-person meeting of the board and $500 for each meeting of the board attended by telephone. We pay our independent directors $500 for each in-person meeting of each committee of the board and $350 for each meeting of each committee of the board attended by telephone. We also pay the chairpersons of any committee of our board, including any special committee, an annual fee of $5,000. We reimburse all of our directors for any out-of-pocket expenses incurred by them in attending meetings. We do not compensate any director that also is an employee of our Company, our Business Manager or its affiliates.

The following table further summarizes compensation earned by the independent directors for the year ended December 31, 2014.

	Fees Earned in Cash ($)	All Other Compensation ($)	Total ($)
Lee A. Daniels	35,035	-	35,035
Stephen Davis	33,500	-	33,500
Gwen Henry	38,500	-	38,500
Bernard J. Michael	8,587	-	8,587

Meetings of the Board of Directors, Committees and Stockholders

During the year ended December 31, 2014, our board met 12 times and the audit committee met five times. Our board formed a nominating and corporate governance committee in July 2014, and the nominating and corporate governance committee met 1 time during the year ended December 31, 2014. Each of our directors attended at least 75% of the aggregate amount of the meetings of the board during the period for which he or she was a director, and any committee on which he or she served, in 2014. We encourage our directors to attend our annual meeting of stockholders, and in 2014, each director did so attend.

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EXECUTIVE COMPENSATION

Executive Officers

The board of directors annually elects our executive officers. These officers may be terminated at any time. Information about each of our executive officers, with the exception of Ms. McGuinness and Mr. Sabshon, whose biographies are included above, follows. All ages are stated as of January 1, 2015.

Catherine L. Lynch, 56. Our chief financial officer since April 2014. Ms. Lynch joined Inland in 1989 and has been a director of The Inland Group since June 2012. She serves as the treasurer and secretary (since January 1995), the chief financial officer (since January 2011) and a director (since April 2011) of IREIC and as a director (since July 2000) and chief financial officer and secretary (since June 1995) of Inland Securities. She has served as a director of our Business Manager since August 2011. She has also served as the chief financial officer of IRPT and the IRPT business manager since December 2013. She also served as the treasurer of the IRPT business manager from December 2013 to October 2014. Ms. Lynch also has served as a director and treasurer of Inland Investment Advisors, Inc. from June 1995 to December 2014, as a director and treasurer of Inland Institutional Capital Partners, Inc. from May 2006 to December 2014, as treasurer of Inland Capital Markets Group, Inc. since January 2008 and as a director of IPCC since May 2012. Ms. Lynch worked for KPMG Peat Marwick LLP from 1980 to 1989. Ms. Lynch received her bachelor degree in accounting from Illinois State University in Normal. Ms. Lynch is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. Ms. Lynch also is registered with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a financial operations principal.

David Z. Lichterman, 54. Our treasurer and chief accounting officer, and the treasurer and chief accounting officer of our Business Manager, since July 2012. In addition, Mr. Lichterman has served as our vice president since April 2014. Mr. Lichterman has served as vice president and the treasurer and chief accounting officer of IRPT and the IRPT business manager since October 2014. Prior to joining Inland in June 2012, Mr. Lichterman was a consultant for Resources Global Professionals. Mr. Lichterman served as a senior vice president of accounting and financial reporting of Lillibridge Healthcare Services, Inc. until July 2011. Prior to joining Lillibridge in January 2003 as vice president, he owned and operated Lichterman Consulting from August 2001 until January 2003. Mr. Lichterman served as vice president/controller for the National Equity Fund, Inc. from July 1999 until May 2001, served as vice president of JMB Realty Corporation (JMB) from October 1998 to July 1999, as Partnership Accounting Manager at JMB from October 1991 to October 1998 and as senior partnership accountant at JMB from August 1989 to October 1991. In addition, from December 1986 to August 1989 he was a staff accountant at Levy Restaurant Corporation and from November 1984 to December 1986 he was a staff accountant at a local CPA firm, Hechtman & Associates. Mr. Lichterman has volunteered his time and efforts on the board of directors, as former treasurer, of the Leafs Hockey Club, Inc. and currently is treasurer of Firewagon Hockey, Inc., both registered 501(c)(3) organizations. He received a Bachelor of Science degree in Accounting and Business Administration from Illinois State University in Normal, Illinois. He is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society, and is a Certified Public Accountant.

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Roberta S. Matlin, 70. Our vice president, and the vice president of our Business Manager, since August 2011. Ms. Matlin joined IREIC in 1984 as director of investor administration and currently serves as a director and senior vice president of IREIC and senior vice president of The Inland Real Estate Group, Inc. Ms. Matlin also has been a director of IPCC since May 2001, a vice president of Inland Institutional Capital Partners Corporation since May 2006 and a director since August 2012. She also has served as a director and president of Inland Investment Advisors, Inc. since June 1995 and Intervest Southern Real Estate Corporation since July 1995, and a director and president of Inland Securities from July 1995 to March 1997 and director and vice president since April 1997. Ms. Matlin has served as a director of Pan American Bank since December 2007. She has served as vice president of administration of the IRPT business manager since December 2013. Ms. Matlin served as vice president of administration of Inland Diversified from June 2008 through July 2014 and also served as the president of Inland Diversified Business Manager & Advisor, Inc. from June 2008 through May 2009. Since April 2009 she has served as president of Inland Opportunity Business Manager & Advisor, Inc. She served as vice president of administration of Inland American since its inception in October 2004 through February 2014. She served as president of Inland American Business Manager & Advisor, Inc. from October 2004 until January 2012. Ms. Matlin served as vice president of administration of Inland Western Retail Real Estate Trust, Inc. from 2003 until 2007, vice president of administration of IRRETI from 1998 until 2004, vice president of administration of IRC from 1995 until 2000 and trustee and executive vice president of Inland Mutual Fund Trust from 2001 until 2004.

Prior to joining Inland, Ms. Matlin worked for the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services. Ms. Matlin is a graduate of the University of Illinois in Champaign. She holds Series 7, 22, 24, 39, 63, 65, 79 and 99 licenses from FINRA and is a member of the Real Estate Investment Securities Association.

Cathleen M. Hrtanek, 38. Our secretary, and the secretary of our Business Manager, since August 2011. Ms. Hrtanek joined Inland in 2005 and is an associate counsel and vice president of The Inland Real Estate Group, Inc. In her capacity as associate counsel, Ms. Hrtanek represents many of the entities that are part of the Inland Real Estate Group of Companies on a variety of legal matters. She is also a member of the audit committee for the public partnership sponsored by IREIC. Ms. Hrtanek also has served as the secretary of IRPT and its business manager since December 2013, as the secretary of Inland Diversified from September 2008 through July 2014, and its business manager since September 2008, as the secretary of Inland Opportunity Business Manager & Advisor, Inc. since April 2009 and as the secretary of IPCC since August 2009. Prior to joining Inland, Ms. Hrtanek had been employed by Edwards Wildman Palmer LLP (formerly, Wildman Harrold Allen & Dixon LLP) in Chicago, Illinois since September 2001. Ms. Hrtanek has been admitted to practice law in the State of Illinois and is a licensed real estate broker. Ms. Hrtanek received her bachelor degree from the University of Notre Dame in South Bend, Indiana and her law degree from Loyola University Chicago School of Law.

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Compensation of Executive Officers

All of our executive officers are officers of IREIC or one or more of its affiliates and are compensated by those entities, in part, for services rendered to us. We neither compensate our executive officers nor reimburse either our Business Manager or Real Estate Managers for any compensation paid to individuals who also serve as our executive officers, or the executive officers of our Business Manager, our Real Estate Managers or their respective affiliates; provided that, for these purposes, a corporate secretary is not considered an “executive officer.” As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers and has not included a “Compensation Discussion and Analysis,” a report from our board of directors with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation. The fees we pay to the Business Manager and Real Estate Managers under the business management agreement or the real estate management agreements, respectively, are described in more detail under “Certain Relationships and Related Transactions.”

In the future, our board may decide to pay annual compensation or bonuses or long-term compensation awards to one or more persons for services as officers. We also may, from time to time, grant restricted shares of our common stock to one or more of our officers. If we decide to pay our named executive officers in the future, the board of directors will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable to the executive officers with respect to the current or future value of our shares. In addition, the board will include the non-binding stockholder advisory votes on executive compensation and on the frequency of stockholder votes on executive compensation in the relevant proxy statement as required pursuant to Section 14A of the Exchange Act.

Certain Relationships and Related Transactions

Set forth below is a summary of the material transactions between the Company and various affiliates of IREIC, including our Business Manager and Real Estate Managers, during the year ended December 31, 2014. IREIC is an indirect wholly owned subsidiary of The Inland Group, Inc. Please see the biographical information of our directors and executive officers elsewhere in this proxy statement for information regarding their relationships to IREIC and The Inland Group, Inc.

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Business Management Agreement

We have entered into a business management agreement with IREIT Business Manager & Advisor Inc., which serves as our Business Manager with responsibility for overseeing and managing our day-to-day operations. Subject to satisfying the criteria described below, we pay our Business Manager an annual business management fee equal to 0.65% of our “average invested assets,” payable quarterly in an amount equal to 0.1625% of our average invested assets as of the last day of the immediately preceding quarter; provided that our Business Manager may decide, in its sole discretion, to be paid an amount less than the total amount to which it is entitled in any particular quarter, and the excess amount that is not paid may, in the Business Manager’s sole discretion, be waived permanently or deferred or accrued, without interest, to be paid at a later point in time. For the year ended December 31, 2014, the Business Manager was entitled to a business management fee in the amount equal to $1,432,934, of which $433,410 was permanently waived.

As used herein, “average invested assets” means, for any period, the average of the aggregate book value of our assets, including all intangibles and goodwill, invested, directly or indirectly, in equity interests in, and loans secured by, properties, as well as amounts invested in securities and consolidated and unconsolidated joint ventures or other partnerships, before reserves for amortization and depreciation or bad debts, impairments or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the relevant calendar quarter.

If the business management agreement is terminated, including in connection with the internalization of the functions performed by our Business Manager, the obligation to pay this business management fee will terminate.

We pay our Business Manager or its affiliates an acquisition fee equal to 1.5% of the “contract purchase price” of each real estate asset (excluding marketable securities) we acquire, including any incremental interest therein, including by way of exchanging a debt interest for an equity interest (excluding the contribution of an asset owned, directly or indirectly, by us to a joint venture) or developing, constructing, renovating, or otherwise physically improving an asset, including but not limited to major tenant upgrades, whether pursuant to allowances, concessions or rent abatements provided for at the time the asset is acquired. In the case of an asset acquired through a joint venture, the acquisition fee payable is proportionate to our ownership interest in the venture. For the year ended December 31, 2014, we incurred acquisition fees in an aggregate amount equal to $5,726,994, of which $2,261,648 was permanently waived.

For the purpose of calculating acquisition fees, the “contract purchase price” is equal to the amount of monies or other consideration paid or contributed by us either to acquire, directly or indirectly, any real estate asset or an incremental interest in the real estate asset, and including, without duplication, any indebtedness for money borrowed to finance the purchase, indebtedness secured by the real estate asset, which is assumed, or indebtedness that is refinanced or restructured, all in connection with the acquisition, and which is or will be secured by the real estate asset at the time of the acquisition, or to develop, construct, renovate or otherwise physically improve that real estate asset. The contract purchase price excludes acquisition fees and acquisition expenses.

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If the business management agreement is terminated, including in connection with the internalization of the functions performed by our Business Manager, the obligation to pay this acquisition fee will terminate.

For substantial assistance in connection with the sale of properties, we pay our Business Manager or its affiliates a real estate sales commission equal to the lesser of one-half of the customary commission which would be paid to a third party broker for the sale of a comparable property or 1% of the contract price of the property sold, provided that the amount, when added to all other real estate commissions paid to unaffiliated parties in connection with a sale, may not exceed the lesser of a competitive real estate commission or 3% of the sales price of the property. We did not sell any properties, and thus did not incur any real estate sales commissions, during the year ended December 31, 2014.

If the business management agreement is terminated, including in connection with the internalization of the functions performed by our Business Manager, the obligation to pay these commissions will terminate.

Upon a “triggering event,” we will pay our Business Manager a subordinated incentive fee equal to 10% of the amount by which (1) the “liquidity amount” (as defined below) exceeds (2) the “aggregate invested capital,” plus the total distributions required to be paid to our stockholders in order to pay them a 7% per annum cumulative, pre-tax non-compounded return on the aggregate invested capital, all measured as of the triggering event. If we have not satisfied this return threshold at the time of the applicable triggering event, the fee will be paid at the time of any future triggering event, provided that we have satisfied the return requirements. We did not experience a “triggering event,” and thus did not incur a subordinated incentive fee, during the year ended December 31, 2014.

As used herein, a “triggering event” means any sale of assets (excluding the sale of marketable securities) in which the net sales proceeds are specifically identified and distributed to our stockholders, or any liquidity event, such as a listing or any merger, reorganization, business combination, share exchange or acquisition, in which our stockholders receive cash or the securities of another issuer that are listed on a national securities exchange. “Aggregate invested capital” means the aggregate original issue price paid for the shares of our common stock, before reduction for organization and offering expenses, reduced by any distribution of sale or financing proceeds.

For purposes of this subordinated incentive fee, the “liquidity amount” will be calculated as follows:

•	In the case of the sale of our assets, the net sales proceeds realized by us from the sale of assets since inception and distributed to stockholders, in the aggregate, plus the total amount of any other distributions paid by us from inception until the date that the liquidity amount is determined.
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•	In the case of a listing or any merger, reorganization, business combination, share exchange, acquisition or other similar transaction in which our stockholders receive cash or the securities of another issuer that are listed on a national securities exchange, as full or partial consideration for their shares, the “market value” of the shares, plus the total distributions paid by us from inception until the date that the liquidity amount is determined. “Market value” means the value determined as follows: (1) in the case of the listing of our shares, or the common stock of our subsidiary, on a national securities exchange, by taking the average closing price over the period of thirty consecutive trading days during which our shares, or the shares of the common stock of our subsidiary, as applicable, are eligible for trading, beginning on the 180th day after the applicable listing, multiplied by the number of our shares, or the shares of the common stock of our subsidiary, as applicable, outstanding on the date of measurement; or (2) in the case of the receipt by our stockholders of securities of another entity that are trading on a national securities exchange prior to, or that become listed concurrent with, the consummation of the liquidity event, as follows: (a) in the case of shares trading before consummation of the liquidity event, the value ascribed to the shares in the transaction giving rise to the liquidity event, multiplied by the number of those securities issued to our stockholders in respect of the transaction; and (b) in the case of shares which become listed concurrent with the closing of the transaction giving rise to the liquidity event, the average closing price over the period of thirty consecutive trading days during which the shares are eligible for trading, beginning on the 180th day after the applicable listing, multiplied by the number of those securities issued to our stockholders in respect of the transaction. In addition, any distribution of cash consideration received by our stockholders in connection with any liquidity event will be added to the market value determined in accordance with clause (1) or (2).

If the business management agreement is terminated pursuant to an internalization in accordance with the transition process set forth in that agreement, the Business Manager, or its successor or designee, will continue to be entitled to receive the subordinated incentive fee, on a prorated basis based on the duration of the Business Manager’s service to us. Specifically, in this case, the Business Manager, or its successor or designee, will be entitled to a fee equal to the product of: (1) the amount of the fee to which the Business Manager otherwise would have been entitled had the agreement not been terminated; and (2) the quotient of the number of days elapsed from the effective date of the agreement through the closing of the internalization, and the number of days elapsed from the effective date of the agreement through the date of the closing of the applicable triggering event.

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Real Estate Management Agreements

We have entered into real estate management agreements with each of our Real Estate Managers, under which our Real Estate Managers and their affiliates manage or oversee each of our real properties. For each property that is managed directly by our Real Estate Managers or their affiliates, we pay the applicable Real Estate Manager a monthly management fee of up to 1.9% of the gross income from any single-tenant, net-leased property, and up to 3.9% of the gross income from any other type of property. Each Real Estate Manager determines, in its sole discretion, the amount of the management fee payable in connection with a particular property, subject to these limits. For each property that is managed directly by one of our Real Estate Managers or its affiliates, we pay the Real Estate Manager a separate leasing fee based upon prevailing market rates applicable to the geographic market of that property. If we engage our Real Estate Managers to provide construction management services for a property, we also pay a separate construction management fee based upon prevailing market rates applicable to the geographic market of that property. We also reimburse the Real Estate Managers and their affiliates for property-level expenses that they pay or incur on our behalf, including the salaries, bonuses and benefits of persons performing services for the Real Estate Managers and their affiliates (excluding the executive officers of the Real Estate Managers). For the year ended December 31, 2014, we incurred real estate management fees in an aggregate amount equal to approximately $630,571.

Dealer Manager Agreement

We are a party to a dealer manager agreement with Inland Securities, the dealer manager for our “best efforts” offering. Inland Securities is entitled to receive a selling commission equal to 7% of the sale price for each share sold in the “best efforts” offering and a marketing contribution equal to 3% of the gross offering proceeds from shares sold in the “best efforts” offering. We also reimburse Inland Securities for bona fide out-of-pocket, itemized and detailed due diligence expenses, in amounts up to 0.5% of the gross offering proceeds. These expenses are reimbursed from amounts paid or reallowed (paid) to Inland Securities or soliciting dealers as a marketing contribution, and thus there are no additional costs to us. For the year ended December 31, 2014, we incurred selling commissions and a marketing contribution totaling approximately $22,764,294 and $9,959,839, respectively, both of which did not include payments for any bona fide out-of-pocket, itemized and detailed due diligence expenses. Inland Securities reallowed, in the aggregate, approximately $27 million of these fees to soliciting dealers.

In addition, we reimburse IREIC, its affiliates and third parties for any issuer costs that they pay on our behalf, including any bona fide out-of-pocket, itemized and detailed due diligence expenses not reimbursed from amounts paid or reallowed as a marketing contribution, in an amount not to exceed 1.5% of the gross offering proceeds from shares sold in our “best efforts” offering over the life of the offering. For the year ended December 31, 2014, these costs totaled approximately $1,847,144. Our Business Manager or its affiliates will pay or reimburse any organization and offering expenses, including any “issuer costs,” that exceed 11.5% of the gross offering proceeds from shares sold in our “best efforts” offering over the life of the offering.

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Other Fees and Expense Reimbursements

We reimburse our Business Manager, Real Estate Managers and entities affiliated with each of them, such as Inland Real Estate Acquisitions, Inc. (“IREA”), Inland Institutional Capital Partners Corporation and their respective affiliates, as well as third parties, for any investment-related expenses they pay in connection with selecting, evaluating or acquiring any investment in real estate assets, regardless of whether we acquire a particular real estate asset, subject to the limits in our charter. Examples of reimbursable expenses include but are not limited to legal fees and expenses, travel and communications expenses, costs of appraisals, accounting fees and expenses, third-party broker or finder’s fees, title insurance expenses, survey expenses, property inspection expenses and other closing costs. We do not reimburse acquisition expenses in connection with an investment in marketable securities, except that we may reimburse expenses incurred on our behalf and payable to a third party, such as third-party brokerage commissions. For the year ended December 31, 2014, we incurred approximately $5.1 million in acquisition expenses.

We reimburse IREIC, our Business Manager and their respective affiliates, including the service providers, for any expenses that they pay or incur on our behalf in providing services to us, including all expenses and the costs of salaries and benefits of persons performing services for these entities on our behalf (except for the salaries and benefits of persons who also serve as one of our executive officers or as an executive officer of our Business Manager or its affiliates) and expenses ultimately paid to third parties. Expenses include, but are not limited to: expenses incurred in connection with any sale of assets or any contribution of assets to a joint venture; expenses incurred in connection with any liquidity event; taxes and assessments on income or real property and taxes; premiums and other associated fees for insurance policies including director and officer liability insurance; expenses associated with investor communications including the cost of preparing, printing and mailing annual reports, proxy statements and other reports required by governmental entities; administrative service expenses charged to, or for the benefit of, us by third parties; audit, accounting and legal fees charged to, or for the benefit of, us by third parties; transfer agent and registrar’s fees and charges paid to third parties; and expenses relating to any offices or office facilities maintained solely for our benefit that are separate and distinct from our executive offices. During the year ended December 31, 2014, we reimbursed approximately $1.8 million in these expenses, some of which were incurred during prior periods.

Other Related Party Transactions

As of December 31, 2014, we owed approximately $2.7 million to IREIC and its affiliates related to advances used to pay administrative and offering costs and certain accrued expenses which are included in due to related parties. These amounts represent non-interest bearing advances by IREIC and its affiliates, which we are obligated to repay.

We have a discount stock purchase policy for Inland Securities or any of its or our directors, officers, employees or affiliates, or any family members of those individuals that enables these parties to purchase shares of common stock in our “best efforts” offering at $9.00 per share. We sold 150,426 shares to these parties during the year ended December 31, 2014.

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We are a member of a limited liability company formed as an insurance association captive, which is owned in equal proportions by us and three other REITs sponsored by IREIC and serviced by an affiliate of our Business Manager. We entered into this insurance captive in 2012 to stabilize insurance costs, manage our exposures and recoup expenses through the functions of the captive program.

Policies and Procedures with Respect to Related Party Transactions

We have adopted a conflicts of interest policy, which prohibits us from engaging in the following types of transactions with IREIC-affiliated entities:

•	purchasing real estate assets from, or selling real estate assets to, any IREIC-affiliated entities (excluding circumstances where an entity affiliated with IREIC, such as IREA, enters into a purchase agreement to acquire a property and then assigns the purchase agreement to us);
•	making loans to, or borrowing money from, any IREIC-affiliated entities (excluding expense advancements under existing agreements and the deposit of monies in any banking institution affiliated with IREIC); and
•	investing in joint ventures with any IREIC-affiliated entities.

This policy does not impact agreements or relationships between us and IREIC and its affiliates, including, for example, agreements with our Business Manager, Real Estate Managers and Inland Securities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We have no employees and do not compensate our executive officers. See the discussion under “Compensation of Executive Officers” above for additional detail regarding compensation and the discussion under “Certain Relationships and Related Transactions” above for disclosures called for by Item 404 of Regulation S-K.

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AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute “soliciting material” and should not be deemed “filed” with the SEC or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Company’s management is responsible for the financial reporting process, preparing consolidated financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”), and designing and implementing a system of internal controls and procedures designed to ensure compliance with GAAP and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing our year-end financial statements. The audit committee is responsible for monitoring and reviewing these procedures and processes. The audit committee is comprised of three independent directors whose independence has been determined by the board of directors based on the standards set forth in the audit committee’s charter. The board has determined that Ms. Henry qualifies as an “audit committee financial expert” as defined by the SEC. The members of the audit committee are not professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurance as to our financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm. The audit committee relies in part, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the financial statements have been prepared in conformity with GAAP.

During the year ended December 31, 2014, the audit committee met five times. At these meetings, the members of the audit committee met with representatives of the members of the Company's management and with the Company's independent registered public accounting firm, KPMG LLP. The committee discussed numerous items at these meetings including KPMG's responsibilities to the Company and its audit plan for the year ended December 31, 2014.

The audit committee also has reviewed and discussed the Company's audited consolidated financial statements as of and for the year ended December 31, 2014 with the Company's management. Management has advised the committee that the financial statements reviewed have been prepared in accordance with GAAP, and reviewed significant accounting and disclosure issues with the committee.

The audit committee also discussed with KPMG all of the matters required by generally accepted auditing standards, including the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees. The audit committee obtained a formal written statement from KPMG, describing all relationships between KPMG and the Company that might bear on KPMG’s independence. In addition, the audit committee discussed any relationships that may have an impact on KPMG’s objectivity and independence and reviewed audit and non-audit fees paid to KPMG and the written disclosures and letter from KPMG to the committee, as required by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The audit committee has concluded that KPMG is independent from the Company.

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Based on the above-mentioned review and discussions with management and KPMG, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

The Audit Committee

Gwen Henry, Chairman

Lee A. Daniels

Stephen Davis

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PROPOSAL NO. 2 – RATIFY SELECTION OF KPMG LLP

The audit committee has selected KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Although ratification is not required by our bylaws or otherwise, our board is submitting the selection of KPMG to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. The audit committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm but is not bound by our stockholders’ vote. Even if the selection of KPMG is ratified, the audit committee may change the appointment at any time during the year if it determines a change would be in the best interests of the Company and our stockholders. If you return a proxy card but do not indicate how your shares should be voted, they will be voted “FOR” the appointment of KPMG.

Representatives of KPMG will attend the annual meeting. These representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

RECOMMENDATION OF THE BOARD: The board recommends that you vote “FOR” the ratification of the selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2015.

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by KPMG for the audit of our annual financial statements for the years ended December 31, 2014 and 2013, together with fees for audit-related services and tax services rendered by KPMG for the years ended December 31, 2014 and 2013, respectively.

Description	Year ended December 31, 2014	Year ended December 31, 2013
Audit fees(1)	$415,500	$137,000
Audit-related fees	-	-
Tax fees(2)	$64,862	$39,056
All other fees	-	-
TOTAL	$480,362	$176,056

(1)	Audit fees consist of fees incurred for the audit of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-Q, as well as fees relating to registration statements and the audits of Combined Historical Summary of Gross Income and Direct Operating Expenses of properties acquired.
(2)	Tax fees are comprised of tax compliance and tax consulting fees incurred and billed during the respective years.
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Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by KPMG, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2014 and 2013, respectively, were consistent with maintaining KPMG’s independence. Accordingly, the audit committee has approved all of the services provided by KPMG. As a matter of policy, the Company will not engage its primary independent registered public accounting firm for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services and other permissible non-audit services except as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting. The Company also follows limits on hiring partners of, and other professionals employed by, KPMG to ensure that the SEC’s auditor independence rules are satisfied.

The audit committee must pre-approve any engagements to render services provided by the Company’s independent registered public accounting firm and the fees charged for these services including an annual review of audit fees, audit-related fees, tax fees and other fees with specific dollar value limits for each category of service. During the year, the audit committee will periodically monitor the levels of fees charged by KPMG and compare these fees to the amounts previously approved. The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

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STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

As of April 7, 2015, we have not received any stockholder proposals for inclusion in this year’s proxy statement. Stockholders may nominate director candidates and make proposals to be considered at our annual meeting to be held in 2016.

Recommendations for Director Candidates

The Company plans to elect directors again at next year’s annual meeting. Nominations for director positions will be made by our board. With respect to candidates recommended by stockholders, recommendations must be submitted in accordance with the procedures specified in Section 9 of Article II of our bylaws. Generally, this requires that the stockholder send certain information about the candidate to our secretary not later than the 90th day and not earlier than the 120th day prior to the first anniversary of the proxy statement for the preceding year’s annual meeting. For our annual meeting to be held in 2016, a stockholder must provide written notice of a candidate recommendation not earlier than December 15, 2015 and not later than January 14, 2016, to our corporate secretary, c/o Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523. A copy of our bylaws may be obtained by written request to our corporate secretary at the same address.

Other Stockholder Proposals

Stockholders intending to present any other proposal for action by the stockholders at an annual meeting are subject to the same notice provisions under our bylaws as discussed above. Accordingly, for our annual meeting to be held in 2016, a stockholder must provide written notice of a proposal not earlier than December 15, 2015 and not later than January 14, 2016.

Our bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or affect a stockholder’s right to present for action at an annual meeting any proposal so included. Rule 14a-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2016, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14a-8 must be received by our corporate secretary no later than December 15, 2015.

Each of these stockholder proposals should be submitted in writing and addressed to our corporate secretary, c/o Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

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YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF
PROXIES WILL SAVE US THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES. PLEASE
PROMPTLY MARK, SIGN, DATE AND RETURN THE
ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

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INLAND REAL ESTATE INCOME TRUST, INC.

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – JUNE 4, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P
R
O
X
Y

The undersigned stockholder of Inland Real Estate Income Trust, Inc., a Maryland corporation (the "Company"), hereby appoints Roberta S. Matlin and Cathleen M. Hrtanek as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on June 4, 2015, at 10:00 a.m. central time, or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. **IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.**

(Continued and to be signed on reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

Please mark vote as indicated in this example **X**

1. ELECTION OF DIRECTORS:

		FOR ALL	WITHHOLD ALL
01. LEE A. DANIELS	04. GWEN HENRY	☐	☐
02. STEPHEN L. DAVIS	05. JOANN M. McGUINNESS		
03. DANIEL L. GOODWIN	06. BERNARD J. MICHAEL		
	07. MITCHELL A. SABSHON		

(INSTRUCTION: To withhold authority to vote for any specific nominee(s), mark "For All" and strike a line through that nominee(s') name(s) or number(s) in the list above.)

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.	☐	☐	☐

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON. ☐

Date:________________________________, 2015

____

Signature

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